UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 22, 2015

ENTERGY NEW ORLEANS, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-35747	72-0273040
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Perdido Street, New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(504) 670-3700

ENTERGY NEW ORLEANS STORM RECOVERY FUNDING I, L.L.C.
(Exact name of registrant as specified in its charter)

Louisiana	333-203320-01 and 333-205638-01	47-3361611
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Perdido Street, L-MAG-505A, New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(504) 670-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Phelps Dunbar L.L.P. with respect to legality.
8.1	Opinion of Sidley Austin LLP with respect to federal tax matters.
8.2	Opinion of Phelps Dunbar L.L.P. with respect to Louisiana tax matters.
23.1	Consent of Sidley Austin LLP (included in its opinion filed as Exhibit 8.1).
23.2	Consent of Phelps Dunbar L.L.P. (included in its opinions filed as Exhibits 5.1, 8.2 and 99.5).
99.5	Opinion of Phelps Dunbar L.L.P. with respect to federal and Louisiana constitutional matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                             ENTERGY NEW ORLEANS, INC.
By:/s/ Steven C. McNeal                                                   Steven C. McNeal
Vice President and Treasurer

ENTERGY NEW ORLEANS STORM RECOVERY FUNDING I, L.L.C.
By:/s/ Steven C. McNeal                                                   Steven C. McNeal
Vice President and Treasurer

Date: July 22, 2015

INDEX TO EXHIBITS

Exhibit No.	Description
5.1	Opinion of Phelps Dunbar L.L.P. with respect to legality.
8.1	Opinion of Sidley Austin LLP with respect to federal tax matters.
8.2	Opinion of Phelps Dunbar L.L.P. with respect to Louisiana tax matters.
23.1	Consent of Sidley Austin llp (included in its opinion filed as Exhibit 8.1).
23.2	Consent of Phelps Dunbar L.L.P. (included in its opinions filed as Exhibits 5.1, 8.2 and 99.5).
99.5	Opinion of Phelps Dunbar L.L.P. with respect to federal and Louisiana constitutional matters.